UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri-State International
Lincolnshire, Illinois	60069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CDW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 18, 2023, CDW Corporation (the “Company”) held the 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved amendments to the Company’s Sixth Restated Certificate of Incorporation (the “Certificate of Incorporation”) (i) to allow stockholders the right to call special meetings (the “Special Meeting Right Amendment”) and (ii) to reflect new Delaware law provisions regarding officer exculpation (collectively, the “Amendments”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2023. The Amendments to the Certificate of Incorporation became effective upon the filing of the Seventh Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware on May 18, 2023. The foregoing summary of the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the stockholders of the Company approving the Special Meeting Right Amendment, the Company’s Board of Directors (the “Board”) adopted Amended and Restated Bylaws (as amended, the “Bylaws”) that specify the procedures for stockholder-requested special meetings, which also became effective on May 18, 2023. The Bylaws require the Company to call a special meeting of its stockholders at the request of stockholders representing at least 25% of the voting power of all outstanding shares of the Company’s common stock. The proponent for the special meeting request and such proponent’s affiliates must have continuously held the shares included in meeting the 25% ownership for at least one year prior to the date of the special meeting request. The right to call a special meeting is subject to specified information, timing and other requirements intended to ensure that stockholders receive adequate information in connection with a special meeting, to improve transparency and to avoid unnecessary waste of resources that would result from holding multiple stockholder meetings in a short time period. The foregoing summary of the amendments effected by the Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the matters submitted to a stockholder vote at the Annual Meeting held on May 18, 2023 are set forth below.

1.

The stockholders elected ten directors with terms expiring at the Company’s 2024 Annual Meeting of Stockholders, subject to the election and qualification of their successors, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Directors
Virginia C. Addicott	118,708,376	165,121	55,122	6,125,587
James A. Bell	118,076,455	794,814	57,350	6,125,587
Lynda M. Clarizio	116,935,043	1,936,901	56,675	6,125,587
Anthony R. Foxx	117,257,908	1,613,747	56,964	6,125,587
Marc E. Jones	118,736,017	135,736	56,866	6,125,587
Christine A. Leahy	112,258,349	6,474,082	196,188	6,125,587
Sanjay Mehrotra	114,828,203	4,044,470	55,946	6,125,587
David W. Nelms	117,921,097	949,607	57,915	6,125,587
Joseph R. Swedish	117,027,504	1,808,936	92,179	6,125,587
Donna F. Zarcone	116,852,335	1,997,912	78,372	6,125,587

2.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Executive Compensation	106,464,071	12,397,021	67,527	6,125,587

3.

The stockholders approved, on an advisory basis, one year as the frequency of the advisory vote to approve the compensation of the Company’s named executive officers, based on the following voting results:

	1 Year	2 Years	3 Years	Abstentions
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	117,161,889	90,843	1,627,234	48,653

4.

The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	123,221,918	1,777,337	54,951

5.	The stockholders approved the amendment to the Company’s Certificate of Incorporation to allow stockholders the right to call special meetings, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the Company’s Certificate of Incorporation to Allow Stockholders the Right to Call Special Meetings	118,549,481	329,306	49,832	6,125,587

6.	The stockholders approved the amendment to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of the Amendment to the Company’s Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	99,201,640	19,209,648	517,331	6,125,587

In accordance with the recommendation of the Board and based on the results of the stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers as reported above, the Board has determined that the Company will hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Seventh Amended and Restated Certificate of Incorporation of CDW Corporation

3.2	Amended and Restated Bylaws of CDW Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 22, 2023	By:	/s/ Frederick J. Kulevich
Frederick J. Kulevich
Senior Vice President, General Counsel and Corporate Secretary